UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 8, 2017
(Earliest Event Date requiring this Report: September 8, 2017)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant's telephone number, including area code)

Item 7.01.    Regulation FD Disclosure

Capstone Companies, Inc., ("Capstone" or the "Company"), a Florida corporation, issued a press release today that announced it has been selected to present at the second annual MicroCap Leadership Summit, hosted by the MicroCapClub, on Friday, September 22, 2017, at the West Chicago Northwest Hotel in Itasca, Illinois.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The Capstone presentation will be made by Chief Executive Officer and President Stewart Wallach.  The MicroCap Leadership Summit utilizes a small group format whereby the Company will present to institutional microcap investors.  The Company's investor presentation will be accessible on the "Investors" page of the Capstone website, located at http://capstonecompaniesinc.com/event/ and will be filed as an exhibit to an amendment to this Current Report on Form 8-K.

The information discussed in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The contents of any URL's referenced in the press release are not incorporated into this Current Report on Form 8-K or any other filings with the Commission.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER EXHIBIT DESCRIPTION
99.1	Capstone Companies, Inc. Press Release, dated September 8, 2017, re: presentation at MicroCap Leadership Summit

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Stewart Wallach
Stewart Wallach, Chief Executive Officer
Dated: September 8, 2017